UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 29, 2008


                               CUBIC ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


          Texas                        0-9355                    87-0352095
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

                    9870 Plano Road
                     Dallas, Texas                                75238
        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (972) 686-0369


                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))






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Item 1.01   Entry into a Material Definitive Agreement.

     On February 29, 2008, Cubic Energy, Inc. (the "Company") entered into employment agreements with its President and Chief Executive Officer, Calvin A. Wallen, III, and Secretary, Jon S. Ross. The agreement with Mr. Wallen provides for a base salary of $200,000 per year, while the agreement with Mr. Ross provides for a base salary of $150,000 per year. The other terms and conditions of the agreements are substantially consistent.

Both agreements provide for a term of employment of 36 months from the effective date of February 1, 2008, which term shall be automatically extended by one additional month upon the expiration of each month during the term; provided, that the Company may terminate subsequent one-month extensions at any time. Each agreement is subject to early termination by the Company in the event that the employee dies, becomes totally disabled or commits an act constituting "Just Cause" under the agreement. The agreements provide that Just Cause includes, among other things, the conviction of certain crimes, habitual neglect of his duties to the Company or other material breaches by the employee of the agreement. Each agreement also provides that the employee shall be permitted to terminate his employment upon the occurrence of "Good Reason," as defined in the agreement. The agreements provide that Good Reason includes, among other things, a material diminution in the employee's authority, duties, responsibilities or salary, or the relocation of the Company's principal offices by more than 50 miles. If the employee's employment is terminated by (a) the Company other than due to the employee's death, disability or Just Cause, or (b) the employee for Good Reason, then the Company is required to pay all remaining salary through the end of the then-current term. The foregoing severance payment is subject to reduction under certain conditions.

     The above summary of the employment agreements is qualified in its entirety by reference to the full text of the agreements, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and each is incorporated by reference into this Item 1.01.

Item 9.01   Financial Statements and Exhibits.

     (d)  Exhibits.

 10.1     Employment  Agreement  with Calvin A. Wallen,  III, dated February 29,
          2008

 10.2     Employment Agreement with Jon S. Ross dated February 29, 2008





















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  March 5, 2008                            CUBIC ENERGY, INC.


                                                      By: /s/ Jon S. Ross
                                                          ----------------------
                                                          Jon S. Ross, Secretary